                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT: OCTOBER 24, 2002           COMMISSION FILE NO. 1-12785
(DATE OF EARLIEST EVENT REPORTED: OCTOBER 24, 2002)


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     31-1486870
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

ITEM 5. OTHER EVENTS.

On October 24, 2002, Nationwide Financial Services, Inc. (NFS) issued a press release providing updated earnings guidance. In that press release, NFS indicated that due to the sustained weakness in the equity markets, it intends to include in its third quarter operating earnings an acceleration in amortization of deferred policy acquisition costs. The after-tax amount of accelerated amortization is expected to be $225.6 million, or $1.88 per share.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            Exhibit 99.1 Press release dated October 24, 2002 reporting updated earnings guidance.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONWIDE FINANCIAL SERVICES, INC.
                                             -----------------------------------
                                             (Registrant)


Date: October 24, 2002         /s/ Mark R. Thresher
                               -------------------------------------------------
                               Mark R. Thresher, Senior Vice President - Finance
                               (Chief Accounting Officer)